UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 9, 2026
Commission File Number 1-13610
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
4700 Wilshire Boulevard, Los Angeles, CA 90010	(866) 242-1266
(Address of Principal Executive Offices)	(Registrant’s telephone number)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On July 9, 2026, Creative Media & Community Trust Corporation (the “Company”) received a notice of maturity default (the “Default Notice”) on its non-recourse mortgage on 1 Kaiser Plaza, which had a maturity date of July 1, 2026 (the “Maturity Date”).
As of the date of this Current Report on Form 8-K, the aggregate outstanding principal balance of the Loan (as defined below) is $97.1 million. The Company remains current on the monthly interest payments on the mortgage but elected not to invest additional capital in the asset that would have been required to refinance the mortgage. The Company continues to engage with the special servicer on a long-term resolution. The Company is evaluating its options with respect to the Maturity Default (as defined below), including potential discussions with the Lender (as defined below) regarding a resolution of the matured indebtedness and an extension of the Loan. No assurance can be given as to the timing or outcome of this matter.
The notice was sent on behalf of KeyBank National Association in its capacity as servicer for the securitized trusts established for the benefit of the registered holders of JPMCC Commercial Mortgage Securities Trust 2016-JP3, Commercial Pass-Through Certificates, Series 2016-JP3, for which Wells Fargo Bank, National Association serves as Trustee (in such capacity, the “Lender”). The Default Notice relates to that certain mortgage loan, made on June 30, 2016 (the “Loan”), by JPMorgan Chase Bank, National Association, as original lender, to CIM/Oakland 1 Kaiser Plaza, LP, a subsidiary of the Company (the “Borrower”). The Loan is evidenced by (i) that certain Loan Agreement, dated as of June 30, 2016, (ii) that certain Replacement Severed Promissory Note A-1, dated as of August 17, 2016, in the original principal amount of $60,000,000 and (iii) that certain Replacement Severed Promissory Note A-2, dated as of August 17, 2016, in the original principal amount of $37,100,000. The Loan is secured by that certain Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of June 30, 2016, which grants the Lender a lien on certain real property, improvements thereon and personal property (collectively, the “Property” and all such aforementioned documents related to the Loan, collectively, the “Loan Documents”).
The Default Notice states that the Borrower’s failure to pay the outstanding principal balance of the Loan, all accrued and unpaid interest and all other amounts due under the Loan Documents, by the Maturity Date constitutes an event of default under the Loan Agreement (the “Maturity Default”). As a result of the Borrower not having paid the outstanding principal balance of the Loan, all accrued and unpaid interest and all other amounts due under the Loan Documents by the Maturity Date, the Lender has demanded immediate payment in full of the matured indebtedness owed under the Loan Documents.
The Default Notice also states that all rents, profits and income of any other type derived from the Property are now the property of the Lender and must be held in trust for the benefit of the Lender. Further, pursuant to the Loan Agreement, upon an event of default, the outstanding principal balance of the Loan, and to the extent permitted by law, all accrued and unpaid interest in respect of the Loan and any other amounts due under the Loan Documents, accrue interest at the specified default rate per annum equal to the lesser of (a) the maximum legal rate (as set forth in the Loan Agreement) or (b) five percent above the interest rate of four and fourteen one hundredths percent per annum.

FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. These statements include the plans and objectives of management for future operations, including plans with respect to the Loan. Such forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “will,” “project,” “target,” “expect,” “intend,” “might,” “believe,” “anticipate,” “estimate,” “could,” “would,” “continue,” “pursue,” “potential,” “forecast,” “seek,” “plan,” or “should,” or “goal” or the negative thereof or other variations or similar words or phrases. Such forward-looking statements are based on particular assumptions that management of the Company has made in light of its experience, as well as its perception of expected future developments and other factors that it believes are appropriate under the circumstances. Forward-looking statements are necessarily estimates reflecting the judgment of the Company’s management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These risks and uncertainties include those associated with the timing, form, and terms of any resolution related to the Loan, if any. Additional important factors that could cause the Company’s actual results to differ materially from the Company’s expectations are discussed in “Item 1A-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in Part II, Item 1A of the Company’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission from time to time. The forward-looking statements included herein are based on current expectations and there can be no assurance that these expectations will be attained. In light of the significant uncertainties inherent in the forward-looking statements expressed or implied herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s objectives and plans will be achieved. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made. The Company does not undertake to update them to reflect changes that occur after the date they are made, except as may be required by applicable securities laws.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
Dated: July 15, 2026	By:	/s/ Brandon Hill Brandon Hill Chief Financial Officer and Treasurer
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